UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2022

LGBTQ LOYALTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54867	80-0671280
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954)-947-6133

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “our,” “LGBTQ Loyalty” or the “Company” refer to the Registrant, LGBTQ Loyalty Holdings, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 9, 2022, Haynie & Company (“Haynie”), submitted their resignation as the independent registered public accounting firm of the Company with immediate effect.

The report of Haynie on the Company’s financial statements for the years ended December 31, 2021 and December 31, 2020 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim periods through June 30, 2022, (the “Review Periods”) (i) there were no disagreements between the Company and Haynie on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Haynie would have caused Haynie to make reference to the matter of the disagreement in connection with its report on the Company’s financial statements and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

●	Management noted that the Company does not have an audit committee. While we are not currently obligated to have an audit committee, including a member who is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K, under applicable regulations or listing standards, it is management’s view that such a committee is an important internal control over financial reporting, the lack of which may result in ineffective oversight in the establishment and monitoring of internal controls and procedures.

●	Management noted that it has inadequate segregation of duties. We have an inadequate number of personnel to properly implement control procedures.

The Company has provided Haynie with a copy of the foregoing disclosure, and requested that Haynie furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from Haynie addressed to the Securities and Exchange Commission dated as of December 14, 2022 is filed as Exhibit 16.1 to this Form 8-K.

The Company is currently interviewing qualified PCAOB audit firms to engage to audit and review the Company’s financial statements as required pursuant to the Securities Exchange Act of 1934, as amended. The Company shall file an amendment to this Current Report on Form 8-K once it has engaged an new independent registered accounting firm, which it expects to do as soon as possible.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter from Haynie & Company, dated December 14, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ Loyalty Holdings, Inc.

By:	/s/ Robert A. Blair
Name:	Robert A. Blair
Title:	Chief Executive Officer

Dated: December 14, 2022